VIRTUS KAR Mid-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
($ reported in thousands)
	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—8.2%
Domino’s Pizza, Inc.	178,397	$ 80,386
Pool Corp.	273,611	79,752
Ross Stores, Inc.	549,735	70,135
		230,273

Financials—24.4%
Broadridge Financial Solutions, Inc.	328,331	79,794
Brown & Brown, Inc.	645,598	71,578
FactSet Research Systems, Inc.	161,331	72,160
Hamilton Lane, Inc. Class A	568,515	80,797
Houlihan Lokey, Inc. Class A	821,291	147,791
LPL Financial Holdings, Inc.	247,172	92,682
MSCI, Inc. Class A	145,192	83,738
W. R. Berkley Corp.	722,889	53,111
		681,651

Health Care—9.0%
Align Technology, Inc.(1)	425,084	80,481
Cooper Cos., Inc. (The)(1)	1,154,226	82,135
West Pharmaceutical Services, Inc.	404,287	88,458
		251,074

Industrials—42.7%
Advanced Drainage Systems, Inc.	625,790	71,878
Allegion plc	385,282	55,527
AMETEK, Inc.	768,242	139,021
EMCOR Group, Inc.	130,348	69,722
Equifax, Inc.	422,059	109,470
Exponent, Inc.	823,385	61,515
HEICO Corp. Class A	614,080	158,893
Lennox International, Inc.	130,043	74,546
	Shares	Value

Industrials—continued
Nordson Corp.	258,517	$ 55,418
Old Dominion Freight Line, Inc.	514,041	83,429
Pentair plc	953,952	97,933
Verisk Analytics, Inc. Class A	285,179	88,833
Westinghouse Air Brake Technologies Corp.	594,149	124,385
		1,190,570

Information Technology—13.8%
Bentley Systems, Inc. Class B	1,146,863	61,896
Monolithic Power Systems, Inc.	167,534	122,531
Teledyne Technologies, Inc.(1)	250,902	128,539
Universal Display Corp.	461,645	71,306
		384,272

Total Common Stocks (Identified Cost $2,025,488)		2,737,840

Total Long-Term Investments—98.1% (Identified Cost $2,025,488)		2,737,840

TOTAL INVESTMENTS—98.1% (Identified Cost $2,025,488)		$2,737,840
Other assets and liabilities, net—1.9%		52,580
NET ASSETS—100.0%		$2,790,420

Abbreviations:
MSCI	Morgan Stanley Capital International
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of June 30, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$2,737,840	$2,737,840
Total Investments	$2,737,840	$2,737,840
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2025.
There were no transfers into or out of Level 3 related to securities held at June 30, 2025.
See Notes to Schedule of Investments

VIRTUS KAR Mid-Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.
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